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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      March 3, 1997
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                             FINANCIAL BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware            0-18126             06-1391814
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(State or other jurisdiction   (Commission       (IRS Employer
      of incorporation)        File Number)      ID Number)


42-25 Queens Boulevard, Long Island City, New York          11104
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      (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code     (718) 729-5002
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                                       N/A
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         (Former name of former address, if changed since last report.)




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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events
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      On March 6, 1997, the Registrant  issued the press release attached hereto as Exhibit 20 and incorporated herein by reference. The press release announced that Irene C. Greco tendered her resignation as Executive Vice President and Chief Operating Officer of Financial Bancorp, Inc. (the "Company") and its wholly-owned subsidiary, Financial Federal Savings Bank (the "Bank"), and also resigned from all other affiliated companies for which she served as an officer or director, in order to pursue other business interests. In light of a corporate reorganization, Ms. Greco decided to resign on the condition that she receive severence payments equivalent to the payments she would receive under the terms of her employment agreements with the Company and Bank. Such payments will be approximately 260,000 payable over the next two and one-half years. In addtion, in acordance with the Company's 1995 Incentive Stock Option Plan, Mrs. Greco will have a period of 90 days to exercise any stock options previously awarded to her which were exercisable as of March 3, 1997. A copy of Ms. Greco's resignation letters are attached hereto as Exhibit 17 and incorporated herein by reference.

      The Company's Board of Directors also announced in the press release a corporate reorganization, whereby it appointed P. James O'Gorman as Executive Vice President and Valerie M. Swaya as Chief Administrative Officer. In addition to his duties as Chief Financial Officer, Mr. O'Gorman will assume responsibility for branch operations, with the assistance of Robert E. Adamac, the Company's Senior Vice President. Ms. Swaya will assume, in conjunction with her duties as Vice President, Chief Compliance Officer and Investor Relations Officer, responsibility for Loan Underwriting, Mortgage Servicing and Human
Resources. The Company's Board of Directors stated that this corporate reorganization is intended to achieve strategic objectives by creating greater depth in senior management.

Item 7.  Financial Statements and Exhibits
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      Exhibit 17 - Irene C.  Greco's  resignation  letters.
      Exhibit 20 - Press Release dated March 6, 1997.






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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FINANCIAL BANCORP, INC.
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                                            (Registrant)

                                   By: /s/ Frank S. Lataweic
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                                      Frank S. Latawiec
                                      President and Chief Executive Officer

Dated: